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
                                                                                                                    EXHIBIT 7.(b)
ILLUSTRATIONS
                                              ----------------------------------------------------------------------------------

 SEP II Illustration 1                        Illustration 1
 Option A                                     Death benefit Option A at current cost of insurance rates
 Male 55, Female 55 Select Non-Smoker         Based on average annual advisory fees and expenses of the Portfolios
 Current at 87bp
                                              DEATH BENEFIT OPTION:A
                                              FACE AMOUNT:$1,500,000
                                              MALE SELECT NONSMOKER ISSUE AGE 55
                                              FEMALE SELECT NONSMOKER ISSUE AGE 55
                                              GUIDELINE PREMIUM TEST
                                              ANNUAL PREMIUM:$32,484

                                              ----------------------------------------------------------------------------------
Flexible premium survivorship                            Total
variable universal life                                  premiums
Illustration of death benefits, Accumulated   End of     paid plus            End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.         Policy     interest at          hypothetical gross annual investment return of
                                              Year          5%                    0%                 6%                12%
All premium payments are illustrated as if    -------------------------------------------------------------------------------
made at the beginning of the Policy Year.      1         $34,108            $1,500,000           $1,500,000        $1,500,000
                                               2         $69,922            $1,500,000           $1,500,000        $1,500,000
This illustration assumes no Policy loans      3        $107,526            $1,500,000           $1,500,000        $1,500,000
or partial withdrawals have been made.         4        $147,011            $1,500,000           $1,500,000        $1,500,000
                                               5        $188,470            $1,500,000           $1,500,000        $1,500,000
The death benefits, Accumulated Values         6        $232,002            $1,500,000           $1,500,000        $1,500,000
and Cash Surrender Values will differ if       7        $277,710            $1,500,000           $1,500,000        $1,500,000
premiums are paid in different amounts or      8        $325,704            $1,500,000           $1,500,000        $1,500,000
frequencies.                                   9        $376,097            $1,500,000           $1,500,000        $1,500,000
                                              10        $429,010            $1,500,000           $1,500,000        $1,500,000
The hypothetical investment rates shown       15        $736,007            $1,500,000           $1,500,000        $1,500,000
above and elsewhere in this prospectus are    20      $1,127,822            $1,500,000           $1,500,000        $1,985,279
illustrative only and should not be           25      $1,627,888            $1,500,000           $1,500,000        $3,482,219
interpreted as a representation of past or    30      $2,266,113            $1,500,000           $1,951,738        $6,040,028
future investment results. Actual rates of    35      $3,080,667            $1,500,000           $2,644,620       $10,256,972
return may be more or less than those shown
and will depend on a number of factors,       -------------------------------------------------------------------------------
including the investment allocations made                End of year                          End of year
to Variable Accounts by the Owner and the                ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
experience of the Accounts. No                End of     assuming hypothetical gross          assuming hypothetical gross
representation can be made by us, the         Policy     annual investment return of          annual investment return of
Separate Account or the Fund that these       Year          0%         6%           12%          0%           6%            12%
hypothetical rates of return can be           ------------------------------------------------------------------------------------
achieved for any one year or sustained over    1        $26,513       $28,171      $29,831     $26,513       $28,171       $29,831
any period of time.                            2        $52,511       $57,473      $62,635     $52,511       $57,473       $62,635
                                               3        $77,968       $87,928      $98,699     $77,968       $87,928       $98,699
This is an illustration only. An               4       $102,857      $119,558     $138,341    $102,857      $119,558      $138,341
illustration is not intended to predict        5       $127,148      $152,387     $181,917    $127,148      $152,387      $181,917
actual performance. Interest rates,            6       $150,922      $186,555     $229,943    $150,922      $186,555      $229,943
dividends, and values set forth in the         7       $174,386      $222,332     $283,104    $174,386      $222,332      $283,104
illustration are not guaranteed.               8       $197,573      $259,826     $341,989    $197,573      $259,826      $341,989
                                               9       $220,486      $299,123     $407,219    $220,486      $299,123      $407,219
                                              10       $243,130      $340,312     $479,484    $243,130      $340,312      $479,484
                                              15       $366,080      $594,094     $994,887    $366,080      $594,094      $994,887
                                              20       $479,419      $913,979   $1,855,401    $479,419      $913,979    $1,855,401
                                              25       $577,160    $1,327,977   $3,316,399    $577,160    $1,327,977    $3,316,399
                                              30       $629,368    $1,858,799   $5,752,408    $629,368    $1,858,799    $5,752,408
                                              35       $569,488    $2,518,686   $9,768,545    $569,488    $2,518,686    $9,768,545
                                              ------------------------------------------------------------------------------------

1
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
                                               --------------------------------------------------------------------------------

SEP II Illustration 2                          Illustration 2
Option A                                       Death benefit Option A at guaranteed cost of insurance rates
Male 55, Female 55 Select Non-Smoker           Based on average annual advisory fees and expenses of the Portfolios
Guaranteed at 87bp
                                               DEATH BENEFIT OPTION:A
                                               FACE AMOUNT:$1,500,000
                                               MALE SELECT NONSMOKER ISSUE AGE 55
                                               FEMALE SELECT NONSMOKER ISSUE AGE 55
                                               GUIDELINE PREMIUM TEST
                                               ANNUAL PREMIUM:$32,484

                                               -----------------------------------------------------------------------------------
Flexible premium survivorship variable                    Total
universal life                                            premiums
Illustration of death benefits, Accumulated    End of     paid plus           End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.          Policy     interest at         hypothetical gross annual investment return of
                                               Year            5%                 0%                   6%                  12%
All premium payments are illustrated as if     -----------------------------------------------------------------------------------
made at the beginning of the Policy Year.       1            $34,108          $1,500,000           $1,500,000           $1,500,000
                                                2            $69,922          $1,500,000           $1,500,000           $1,500,000
This illustration assumes no Policy loans       3           $107,526          $1,500,000           $1,500,000           $1,500,000
or partial withdrawals have been made.          4           $147,011          $1,500,000           $1,500,000           $1,500,000
                                                5           $188,470          $1,500,000           $1,500,000           $1,500,000
*Additional payment will be required to         6           $232,002          $1,500,000           $1,500,000           $1,500,000
prevent Policy termination.                     7           $277,710          $1,500,000           $1,500,000           $1,500,000
                                                8           $325,704          $1,500,000           $1,500,000           $1,500,000
The death benefits, Accumulated Values          9           $376,097          $1,500,000           $1,500,000           $1,500,000
and Cash Surrender Values will differ if       10           $429,010          $1,500,000           $1,500,000           $1,500,000
premiums are paid in different amounts or      15           $736,007          $1,500,000           $1,500,000           $1,500,000
frequencies.                                   20         $1,127,822          $1,500,000           $1,500,000           $1,893,067
                                               25         $1,627,888          $1,500,000           $1,500,000           $3,306,150
The hypothetical investment rates shown        30         $2,266,113                  $0*          $1,532,682           $5,663,045
above and elsewhere in this prospectus are     35         $3,080,667                  $0*          $2,063,254           $9,386,628
illustrative only and should not be            -----------------------------------------------------------------------------------
interpreted as a representation of past or                End of year                          End of year
future investment results. Actual rates of                ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
return may be more or less than those shown    End of     assuming hypothetical gross          assuming hypothetical gross
and will depend on a number of factors,        Policy     annual investment return of          annual investment return of
including the investment allocations made      Year          0%           6%          12%         0%            6%          12%
to Variable Accounts by the Owner and the      -----------------------------------------------------------------------------------
experience of the Accounts. No                  1         $ 26,497       $28,155      $29,814    $26,497      $28,155      $29,814
representation can be made by us, the           2         $ 52,443       $57,402      $62,561    $52,443      $57,402      $62,561
Separate Account or the Fund that these         3         $ 77,806       $87,755      $98,517    $77,806      $87,755      $98,517
hypothetical rates of return can be             4         $102,554      $119,232     $137,991   $102,554     $119,232     $137,991
achieved for any one year or sustained over     5         $126,651      $151,845     $181,327   $126,651     $151,845     $181,327
any period of time.                             6         $150,173      $185,726     $229,027   $150,173     $185,726     $229,027
                                                7         $172,935      $220,753     $281,387   $172,935     $220,753     $281,387
This is an illustration only. An                8         $194,856      $256,903     $338,854   $194,856     $256,903     $338,854
illustration is not intended to predict         9         $215,824      $294,130     $401,913   $215,824     $294,130     $401,913
actual performance. Interest rates,            10         $235,713      $332,382     $471,116   $235,713     $332,382     $471,116
dividends, and values set forth in the         15         $328,234      $553,911     $955,429   $328,234     $553,911     $955,429
illustration are not guaranteed.               20         $366,032      $800,623   $1,769,222   $366,032     $800,623   $1,769,222
                                               25         $283,829    $1,082,420   $3,148,715   $283,829   $1,082,420   $3,148,715
                                               30               $0*   $1,459,698   $5,393,376         $0*  $1,459,698   $5,393,376
                                               35               $0*   $1,965,004   $8,939,646         $0*  $1,965,004   $8,939,646
                                               -----------------------------------------------------------------------------------

2
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
ILLUSTRATIONS
                                                 ----------------------------------------------------------------------------------

SEP II Illustration 3                            Illustration 3
Option A                                         Death benefit Option A at current cost of insurance rates
Male 55, Female 55 Select Non-Smoker             Based on average annual advisory fees and expenses of the Portfolios
Current at 69bp
                                                 DEATH BENEFIT OPTION:A
                                                 FACE AMOUNT:$1,500,000
                                                 MALE SELECT NONSMOKER ISSUE AGE 55
                                                 FEMALE SELECT NONSMOKER ISSUE AGE 55
                                                 GUIDELINE PREMIUM TEST
                                                 ANNUAL PREMIUM:$ 32,484

                                                 ----------------------------------------------------------------------------------
Flexible premium survivorship                               Total
variable universal life                                     premiums
Illustration of death benefits, Accumulated      End of     paid plus           End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values             Policy     interest at         hypothetical gross annual investment return of
                                                 Year           5%                  0%                   6%                12%
All premium payments are illustrated as if       ----------------------------------------------------------------------------------
made at the beginning of the Policy Year.         1            $34,108          $1,500,000          $1,500,000           $1,500,000
                                                  2            $69,922          $1,500,000          $1,500,000           $1,500,000
This illustration assumes no Policy loans         3           $107,526          $1,500,000          $1,500,000           $1,500,000
or partial withdrawals have been made.            4           $147,011          $1,500,000          $1,500,000           $1,500,000
                                                  5           $188,470          $1,500,000          $1,500,000           $1,500,000
The death benefits, Accumulated Values            6           $232,002          $1,500,000          $1,500,000           $1,500,000
and Cash Surrender Values will differ if          7           $277,710          $1,500,000          $1,500,000           $1,500,000
premiums are paid in different amounts or         8           $325,704          $1,500,000          $1,500,000           $1,500,000
frequencies.                                      9           $376,097          $1,500,000          $1,500,000           $1,500,000
                                                 10           $429,010          $1,500,000          $1,500,000           $1,500,000
The hypothetical investment rates shown          15           $736,007          $1,500,000          $1,500,000           $1,500,000
above and elsewhere in this prospectus are       20         $1,127,822          $1,500,000          $1,500,000           $2,035,001
illustrative only and should not be              25         $1,627,888          $1,500,000          $1,500,000           $3,595,787
interpreted as a representation of past or       30         $2,266,113          $1,500,000          $2,021,019           $6,286,040
future investment results. Actual rates of       35         $3,080,667          $1,500,000          $2,756,355          $10,762,471
return may be more or less than those shown      ----------------------------------------------------------------------------------
and will depend on a number of factors,                    End of year                          End of year
including the investment allocations made                  ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
to Variable Accounts by the Owner and the        End of    assuming hypothetical gross          assuming hypothetical gross
experience of the Accounts. No                   Policy    annual investment return of          annual investment return of
representation can be made by us, the            Year          0%           6%          12%          0%          6%          12%
Separate Account or the Fund that these          ----------------------------------------------------------------------------------
hypothetical rates of return can be               1         $26,563       $28,225      $29,888   $26,563       $28,225      $29,888
achieved for any one year or sustained over       2         $52,658       $57,636      $62,814   $52,658       $57,636      $62,814
any period of time.                               3         $78,258       $88,260      $99,078   $78,258       $88,260      $99,078
                                                  4        $103,333      $120,127     $139,016  $103,333      $120,127     $139,016
This is an illustration only. An                  5        $127,854      $153,264     $183,000  $127,854      $153,264     $183,000
illustration is not intended to predict           6        $151,900      $187,820     $231,566  $151,900      $187,820     $231,566
actual performance. Interest rates,               7        $175,675      $224,067     $285,423  $175,675      $224,067     $285,423
dividends, and values set forth in the            8        $199,212      $262,124     $345,188  $199,212      $262,124     $345,188
illustration are not guaranteed.                  9        $222,515      $302,085     $411,514  $222,515      $302,085     $411,514
                                                 10        $245,586      $344,046     $485,127  $245,586      $344,046     $485,127
                                                 15        $371,279      $603,741   $1,012,855  $371,279      $603,741   $1,012,855
                                                 20        $488,322      $934,191   $1,901,870  $488,322      $934,191   $1,901,870
                                                 25        $590,873    $1,366,393   $3,424,560  $590,873    $1,366,393   $3,424,560
                                                 30        $649,393    $1,924,780   $5,986,705  $649,393    $1,924,780   $5,986,705
                                                 35        $599,408    $2,625,100  $10,249,973  $599,408    $2,625,100  $10,249,973
                                                 ----------------------------------------------------------------------------------

                                                                                                                                  3
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
                                                ----------------------------------------------------------------------------------

SEP II Illustration 4                           Illustration 4
Option A                                        Death benefit Option A at guaranteed cost of insurance rates
Male 55, Female 55 Select Non-Smoker            Based on average annual advisory fees and expenses of the Portfolios
Guaranteed at 69bp
                                                DEATH BENEFIT OPTION:A
                                                FACE AMOUNT:$1,500,000
                                                MALE SELECT NONSMOKER ISSUE AGE 55
                                                FEMALE SELECT NONSMOKER ISSUE AGE 55
                                                GUIDELINE PREMIUM TEST
                                                ANNUAL PREMIUM:$ 32,484

                                                ----------------------------------------------------------------------------------
Flexible premium survivorship                                Total
variable universal life                                      premiums
Illustration of death benefits, Accumulated     End of       paid plus           End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.           Policy       interest at         hypothetical gross annual investment return of
                                                Year             5%                  0%                 6%                 12%
All premium payments are illustrated as if      ----------------------------------------------------------------------------------
made at the beginning of the Policy Year.        1              $34,108          $1,500,000          $1,500,000         $1,500,000
                                                 2              $69,922          $1,500,000          $1,500,000         $1,500,000
This illustration assumes no Policy loans        3             $107,526          $1,500,000          $1,500,000         $1,500,000
or partial withdrawals have been made.           4             $147,011          $1,500,000          $1,500,000         $1,500,000
                                                 5             $188,470          $1,500,000          $1,500,000         $1,500,000
*Additional payment will be required to          6             $232,002          $1,500,000          $1,500,000         $1,500,000
prevent Policy termination.                      7             $277,710          $1,500,000          $1,500,000         $1,500,000
                                                 8             $325,704          $1,500,000          $1,500,000         $1,500,000
The death benefits, Accumulated Values           9             $376,097          $1,500,000          $1,500,000         $1,500,000
and Cash Surrender Values will differ if        10             $429,010          $1,500,000          $1,500,000         $1,500,000
premiums are paid in different amounts or       15             $736,007          $1,500,000          $1,500,000         $1,500,000
frequencies.                                    20           $1,127,822          $1,500,000          $1,500,000         $1,943,222
                                                25           $1,627,888          $1,500,000          $1,500,000         $3,418,216
The hypothetical investment rates shown         30           $2,266,113                  $0*         $1,625,688         $5,900,343
above and elsewhere in this prospectus are      35           $3,080,667                  $0*         $2,196,905         $9,859,449
illustrative only and should not be             ----------------------------------------------------------------------------------
interpreted as a representation of past or                End of year                          End of year
future investment results. Actual rates of                ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
return may be more or less than those shown     End of    assuming hypothetical gross          assuming hypothetical gross
and will depend on a number of factors,         Policy    annual investment return of          annual investment return of
including the investment allocations made       Year          0%          6%          12%          0%          6%          12%
to Variable Accounts by the Owner and the       ----------------------------------------------------------------------------------
experience of the Accounts. No                   1         $26,547       $28,208      $29,870    $26,547      $28,208      $29,870
representation can be made by us, the            2         $52,590       $57,564      $62,739    $52,590      $57,564      $62,739
Separate Account or the Fund that these          3         $78,095       $88,088      $98,896    $78,095      $88,088      $98,896
hypothetical rates of return can be              4        $103,030      $119,800     $138,665   $103,030     $119,800     $138,665
achieved for any one year or sustained over      5        $127,356      $152,721     $182,408   $127,356     $152,721     $182,408
any period of time.                              6        $151,148      $186,988     $230,647   $151,148     $186,988     $230,647
                                                 7        $174,220      $222,484     $283,701   $174,220     $222,484     $283,701
This is an illustration only. An                 8        $196,490      $259,195     $342,046   $196,490     $259,195     $342,046
illustration is not intended to predict          9        $217,843      $297,082     $406,197   $217,843     $297,082     $406,197
actual performance. Interest rates,             10        $238,153      $336,101     $476,746   $238,153     $336,101     $476,746
dividends, and values set forth in the          15        $333,337      $563,520     $973,511   $333,337     $563,520     $973,511
illustration are not guaranteed.                20        $374,696      $821,230   $1,816,095   $374,696     $821,230   $1,816,095
                                                25        $297,360    $1,125,213   $3,255,444   $297,360   $1,125,213   $3,255,444
                                                30              $0*   $1,548,274   $5,619,375         $0*  $1,548,274   $5,619,375
                                                35              $0*   $2,092,290   $9,389,952         $0*  $2,092,290   $9,389,952
                                                ----------------------------------------------------------------------------------

4